UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303A   30 year   5.6

11:51:42 am March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	115,704,191.44	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.7500	03/31/03	30 year	6.18	358.00	300.0 PSA	100.28

Price	PSA 50	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
100:12	5.730	5.712	5.675	5.636	5.598	5.561	5.525	5.490	5.456
100:13	5.727	5.708	5.669	5.629	5.590	5.551	5.514	5.477	5.442
100:14	5.723	5.704	5.663	5.622	5.581	5.541	5.502	5.464	5.427
100:15	5.720	5.699	5.657	5.614	5.572	5.530	5.490	5.451	5.413
100:16	5.716	5.695	5.651	5.607	5.563	5.520	5.478	5.437	5.398
100:17	5.712	5.691	5.646	5.600	5.554	5.510	5.467	5.424	5.384
100:18	5.709	5.687	5.640	5.592	5.545	5.500	5.455	5.411	5.369
100:19	5.705	5.682	5.634	5.585	5.537	5.489	5.443	5.398	5.355
100:20	5.702	5.678	5.628	5.578	5.528	5.479	5.431	5.385	5.340
100:21	5.698	5.674	5.622	5.570	5.519	5.469	5.420	5.372	5.326
100:22	5.695	5.669	5.617	5.563	5.510	5.458	5.408	5.359	5.311
100:23	5.691	5.665	5.611	5.556	5.501	5.448	5.396	5.345	5.297
100:24	5.688	5.661	5.605	5.548	5.493	5.438	5.384	5.332	5.282
100:25	5.684	5.657	5.599	5.541	5.484	5.428	5.373	5.319	5.268
100:26	5.681	5.652	5.594	5.534	5.475	5.417	5.361	5.306	5.253
100:27	5.677	5.648	5.588	5.527	5.466	5.407	5.349	5.293	5.239
100:28	5.673	5.644	5.582	5.519	5.457	5.397	5.338	5.280	5.224
100:29	5.670	5.640	5.576	5.512	5.449	5.387	5.326	5.267	5.210
100:30	5.666	5.635	5.571	5.505	5.440	5.376	5.314	5.254	5.196
100:31	5.663	5.631	5.565	5.498	5.431	5.366	5.303	5.241	5.181
101:00	5.659	5.627	5.559	5.490	5.422	5.356	5.291	5.228	5.167
101:01	5.656	5.623	5.553	5.483	5.414	5.346	5.279	5.215	5.152
101:02	5.652	5.618	5.548	5.476	5.405	5.335	5.268	5.201	5.138
101:03	5.649	5.614	5.542	5.469	5.396	5.325	5.256	5.188	5.124
101:04	5.645	5.610	5.536	5.461	5.387	5.315	5.244	5.175	5.109
101:05	5.642	5.606	5.530	5.454	5.379	5.305	5.233	5.162	5.095
101:06	5.638	5.601	5.525	5.447	5.370	5.295	5.221	5.149	5.080
101:07	5.635	5.597	5.519	5.440	5.361	5.284	5.209	5.136	5.066
101:08	5.631	5.593	5.513	5.432	5.352	5.274	5.198	5.123	5.052
101:09	5.628	5.589	5.508	5.425	5.344	5.264	5.186	5.110	5.037
101:10	5.624	5.585	5.502	5.418	5.335	5.254	5.175	5.097	5.023
101:11	5.621	5.580	5.496	5.411	5.326	5.244	5.163	5.084	5.009
Avg Life	14.387	11.148	7.389	5.427	4.280	3.542	3.031	2.657	2.377
Duration	8.713	7.248	5.361	4.240	3.513	3.008	2.638	2.355	2.135
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	1/33	1/33	1/33	1/33	1/33	1/33	1/33	3/32	7/10

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0303B   30 year   5.0

12:09:49 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	120,289,263.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	03/31/03	30 year	5.74	178.63	325.0 PSA	101:10

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 800
100:26	4.855	4.834	4.790	4.734	4.699	4.653	4.564	4.521
100:27	4.850	4.828	4.783	4.725	4.690	4.643	4.551	4.507
100:28	4.845	4.823	4.776	4.717	4.680	4.632	4.538	4.493
100:29	4.839	4.817	4.769	4.708	4.671	4.621	4.525	4.478
100:30	4.834	4.811	4.762	4.700	4.661	4.611	4.512	4.464
100:31	4.829	4.805	4.755	4.691	4.652	4.600	4.499	4.450
101:00	4.824	4.799	4.748	4.683	4.643	4.589	4.486	4.436
101:01	4.818	4.793	4.742	4.674	4.633	4.579	4.473	4.422
101:02	4.813	4.788	4.735	4.666	4.624	4.568	4.460	4.408
101:03	4.808	4.782	4.728	4.657	4.614	4.558	4.447	4.393
101:04	4.803	4.776	4.721	4.649	4.605	4.547	4.434	4.379
101:05	4.797	4.770	4.714	4.640	4.596	4.536	4.421	4.365
101:06	4.792	4.764	4.707	4.632	4.586	4.526	4.408	4.351
101:07	4.787	4.759	4.700	4.623	4.577	4.515	4.395	4.337
101:08	4.782	4.753	4.693	4.615	4.568	4.505	4.382	4.323
101:09	4.776	4.747	4.686	4.606	4.558	4.494	4.369	4.309
101:10	4.771	4.741	4.679	4.598	4.549	4.484	4.356	4.295
101:11	4.766	4.736	4.672	4.590	4.539	4.473	4.343	4.281
101:12	4.761	4.730	4.665	4.581	4.530	4.462	4.330	4.267
101:13	4.755	4.724	4.658	4.573	4.521	4.452	4.318	4.253
101:14	4.750	4.718	4.651	4.564	4.511	4.441	4.305	4.239
101:15	4.745	4.712	4.644	4.556	4.502	4.431	4.292	4.225
101:16	4.740	4.707	4.637	4.547	4.493	4.420	4.279	4.210
101:17	4.735	4.701	4.630	4.539	4.483	4.410	4.266	4.196
101:18	4.729	4.695	4.624	4.531	4.474	4.399	4.253	4.182
101:19	4.724	4.689	4.617	4.522	4.465	4.389	4.240	4.168
101:20	4.719	4.684	4.610	4.514	4.456	4.378	4.227	4.154
101:21	4.714	4.678	4.603	4.505	4.446	4.368	4.214	4.140
101:22	4.709	4.672	4.596	4.497	4.437	4.357	4.202	4.126
101:23	4.703	4.666	4.589	4.489	4.428	4.347	4.189	4.112
101:24	4.698	4.661	4.582	4.480	4.418	4.336	4.176	4.098
101:25	4.693	4.655	4.575	4.472	4.409	4.326	4.163	4.084
Avg Life	7.513	6.678	5.391	4.287	3.806	3.308	2.632	2.395
Duration	5.874	5.314	4.429	3.641	3.286	2.908	2.376	2.183
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	4/18	4/18	4/18	4/18	4/18	4/18	4/18	3/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0303B   30 year   5.0

12:26:13 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	15,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	03/31/03	30 year	5.74	178.63	325.0 PSA	102:00

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 800
101:16	4.701	4.654	4.555	4.432	4.362	4.274	4.115	4.043
101:17	4.695	4.648	4.547	4.422	4.351	4.261	4.099	4.026
101:18	4.689	4.641	4.539	4.412	4.339	4.248	4.084	4.009
101:19	4.684	4.634	4.531	4.401	4.328	4.235	4.068	3.992
101:20	4.678	4.628	4.522	4.391	4.316	4.222	4.052	3.975
101:21	4.672	4.621	4.514	4.381	4.305	4.209	4.037	3.959
101:22	4.666	4.615	4.506	4.370	4.293	4.196	4.021	3.942
101:23	4.660	4.608	4.498	4.360	4.282	4.183	4.006	3.925
101:24	4.654	4.601	4.489	4.350	4.270	4.170	3.990	3.908
101:25	4.649	4.595	4.481	4.340	4.259	4.157	3.974	3.892
101:26	4.643	4.588	4.473	4.329	4.247	4.144	3.959	3.875
101:27	4.637	4.581	4.465	4.319	4.236	4.131	3.943	3.858
101:28	4.631	4.575	4.456	4.309	4.224	4.119	3.928	3.841
101:29	4.625	4.568	4.448	4.298	4.213	4.106	3.912	3.825
101:30	4.619	4.562	4.440	4.288	4.202	4.093	3.897	3.808
101:31	4.614	4.555	4.432	4.278	4.190	4.080	3.881	3.791
102:00	4.608	4.548	4.423	4.268	4.179	4.067	3.866	3.774
102:01	4.602	4.542	4.415	4.257	4.167	4.054	3.850	3.758
102:02	4.596	4.535	4.407	4.247	4.156	4.041	3.835	3.741
102:03	4.590	4.529	4.399	4.237	4.144	4.028	3.819	3.724
102:04	4.585	4.522	4.390	4.227	4.133	4.015	3.804	3.708
102:05	4.579	4.516	4.382	4.216	4.122	4.003	3.788	3.691
102:06	4.573	4.509	4.374	4.206	4.110	3.990	3.773	3.674
102:07	4.567	4.502	4.366	4.196	4.099	3.977	3.757	3.658
102:08	4.561	4.496	4.358	4.186	4.087	3.964	3.742	3.641
102:09	4.556	4.489	4.350	4.175	4.076	3.951	3.726	3.624
102:10	4.550	4.483	4.341	4.165	4.065	3.938	3.711	3.608
102:11	4.544	4.476	4.333	4.155	4.053	3.926	3.695	3.591
102:12	4.538	4.470	4.325	4.145	4.042	3.913	3.680	3.574
102:13	4.532	4.463	4.317	4.135	4.031	3.900	3.664	3.558
102:14	4.527	4.457	4.309	4.124	4.019	3.887	3.649	3.541
102:15	4.521	4.450	4.300	4.114	4.008	3.874	3.634	3.524
Avg Life	6.485	5.591	4.311	3.346	2.966	2.596	2.121	1.959
Duration	5.247	4.631	3.710	2.973	2.671	2.367	1.966	1.825
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	1/16	2/15	2/13	12/10	11/09	11/08	7/07	2/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0303B   30 year   5.0

12:26:19 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	32,980,737.000	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	03/31/03	30 year	5.74	178.63	325.0PSA	100:09

Combined:  2A1_R2_D32 2A1_R2_R3_D42

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 800
99:25	5.039	5.039	5.038	5.036	5.035	5.033	5.027	5.024
99:26	5.036	5.036	5.035	5.032	5.031	5.028	5.021	5.017
99:27	5.033	5.033	5.031	5.029	5.026	5.023	5.015	5.011
99:28	5.030	5.029	5.028	5.025	5.022	5.018	5.009	5.004
99:29	5.027	5.026	5.024	5.021	5.018	5.013	5.003	4.997
99:30	5.024	5.023	5.021	5.017	5.014	5.009	4.997	4.990
99:31	5.020	5.020	5.018	5.013	5.009	5.004	4.991	4.983
100:00	5.017	5.017	5.014	5.009	5.005	4.999	4.984	4.976
100:01	5.014	5.013	5.011	5.005	5.001	4.994	4.978	4.970
100:02	5.011	5.010	5.007	5.001	4.997	4.989	4.972	4.963
100:03	5.008	5.007	5.004	4.997	4.992	4.985	4.966	4.956
100:04	5.005	5.004	5.000	4.994	4.988	4.980	4.960	4.949
100:05	5.002	5.000	4.997	4.990	4.984	4.975	4.954	4.942
100:06	4.998	4.997	4.994	4.986	4.980	4.970	4.948	4.936
100:07	4.995	4.994	4.990	4.982	4.975	4.965	4.942	4.929
100:08	4.992	4.991	4.987	4.978	4.971	4.961	4.936	4.922
100:09	4.989	4.988	4.983	4.974	4.967	4.956	4.930	4.915
100:10	4.986	4.984	4.980	4.970	4.963	4.951	4.924	4.908
100:11	4.983	4.981	4.976	4.966	4.958	4.946	4.918	4.902
100:12	4.980	4.978	4.973	4.963	4.954	4.942	4.912	4.895
100:13	4.976	4.975	4.970	4.959	4.950	4.937	4.905	4.888
100:14	4.973	4.972	4.966	4.955	4.946	4.932	4.899	4.881
100:15	4.970	4.968	4.963	4.951	4.942	4.927	4.893	4.874
100:16	4.967	4.965	4.959	4.947	4.937	4.922	4.887	4.868
100:17	4.964	4.962	4.956	4.943	4.933	4.918	4.881	4.861
100:18	4.961	4.959	4.953	4.939	4.929	4.913	4.875	4.854
100:19	4.958	4.956	4.949	4.935	4.925	4.908	4.869	4.847
100:20	4.954	4.952	4.946	4.932	4.921	4.903	4.863	4.841
100:21	4.951	4.949	4.942	4.928	4.916	4.899	4.857	4.834
100:22	4.948	4.946	4.939	4.924	4.912	4.894	4.851	4.827
100:23	4.945	4.943	4.936	4.920	4.908	4.889	4.845	4.820
100:24	4.942	4.940	4.932	4.916	4.904	4.884	4.839	4.813
Avg Life	14.059	13.661	12.484	10.597	9.474	8.137	6.098	5.344
Duration	9.883	9.684	9.071	8.010	7.336	6.492	5.110	4.566
First Pay	1/16	2/15	2/13	12/10	11/09	11/08	7/07	2/07
Last Pay	4/18	4/18	4/18	4/18	4/18	4/18	4/18	4/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0303B   30 year   5.0

12:26:34 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	246,500,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	03/31/03	30 year	5.74	178.63	325.0PSA	102:01

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 800
101:17	4.705	4.660	4.566	4.446	4.377	4.290	4.131	4.058
101:18	4.699	4.654	4.558	4.436	4.366	4.277	4.115	4.042
101:19	4.693	4.647	4.550	4.426	4.355	4.265	4.100	4.025
101:20	4.687	4.641	4.542	4.416	4.344	4.252	4.085	4.009
101:21	4.682	4.634	4.534	4.406	4.333	4.240	4.070	3.993
101:22	4.676	4.628	4.526	4.397	4.322	4.227	4.055	3.977
101:23	4.670	4.621	4.518	4.387	4.311	4.215	4.040	3.960
101:24	4.665	4.615	4.510	4.377	4.300	4.202	4.025	3.944
101:25	4.659	4.609	4.502	4.367	4.289	4.190	4.010	3.928
101:26	4.653	4.602	4.494	4.357	4.278	4.177	3.995	3.912
101:27	4.648	4.596	4.486	4.347	4.267	4.165	3.980	3.895
101:28	4.642	4.589	4.478	4.337	4.256	4.152	3.965	3.879
101:29	4.636	4.583	4.470	4.327	4.245	4.140	3.950	3.863
101:30	4.631	4.577	4.462	4.317	4.234	4.128	3.935	3.847
101:31	4.625	4.570	4.454	4.307	4.223	4.115	3.920	3.831
102:00	4.619	4.564	4.446	4.298	4.212	4.103	3.905	3.814
102:01	4.614	4.557	4.438	4.288	4.201	4.090	3.890	3.798
102:02	4.608	4.551	4.430	4.278	4.190	4.078	3.875	3.782
102:03	4.602	4.545	4.423	4.268	4.179	4.065	3.860	3.766
102:04	4.597	4.538	4.415	4.258	4.168	4.053	3.845	3.750
102:05	4.591	4.532	4.407	4.248	4.157	4.041	3.830	3.733
102:06	4.585	4.526	4.399	4.238	4.146	4.028	3.815	3.717
102:07	4.580	4.519	4.391	4.229	4.135	4.016	3.800	3.701
102:08	4.574	4.513	4.383	4.219	4.124	4.004	3.785	3.685
102:09	4.568	4.506	4.375	4.209	4.113	3.991	3.770	3.669
102:10	4.563	4.500	4.367	4.199	4.102	3.979	3.755	3.653
102:11	4.557	4.494	4.359	4.189	4.091	3.966	3.740	3.637
102:12	4.551	4.487	4.351	4.179	4.080	3.954	3.725	3.621
102:13	4.546	4.481	4.344	4.170	4.069	3.942	3.710	3.604
102:14	4.540	4.475	4.336	4.160	4.058	3.929	3.695	3.588
102:15	4.535	4.468	4.328	4.150	4.047	3.917	3.680	3.572
102:16	4.529	4.462	4.320	4.140	4.036	3.905	3.665	3.556
Avg Life	6.700	5.809	4.508	3.500	3.099	2.705	2.199	2.027
Duration	5.387	4.777	3.852	3.092	2.776	2.457	2.033	1.885
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	6/16	9/15	11/13	8/11	7/10	5/09	11/07	5/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

11:56:45 am March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	50,000,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	03/31/03	30 year	6.27	358.00	300.0 PSA	100:13

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:29	4.771	4.765	4.758	4.751	4.735	4.720	4.707	4.695	4.685	4.675
99:30	4.768	4.761	4.753	4.745	4.727	4.710	4.695	4.682	4.670	4.659
99:31	4.765	4.757	4.748	4.738	4.719	4.700	4.683	4.669	4.655	4.643
100:00	4.761	4.752	4.743	4.732	4.711	4.690	4.671	4.655	4.640	4.627
100:01	4.758	4.748	4.737	4.726	4.703	4.680	4.659	4.642	4.626	4.611
100:02	4.754	4.744	4.732	4.720	4.695	4.669	4.648	4.628	4.611	4.595
100:03	4.751	4.740	4.727	4.714	4.686	4.659	4.636	4.615	4.596	4.579
100:04	4.747	4.735	4.722	4.708	4.678	4.649	4.624	4.601	4.581	4.563
100:05	4.744	4.731	4.717	4.702	4.670	4.639	4.612	4.588	4.567	4.547
100:06	4.741	4.727	4.712	4.696	4.662	4.629	4.600	4.575	4.552	4.530
100:07	4.737	4.723	4.707	4.690	4.654	4.619	4.588	4.561	4.537	4.514
100:08	4.734	4.718	4.701	4.683	4.646	4.609	4.576	4.548	4.522	4.498
100:09	4.730	4.714	4.696	4.677	4.638	4.599	4.564	4.534	4.507	4.482
100:10	4.727	4.710	4.691	4.671	4.629	4.588	4.553	4.521	4.493	4.466
100:11	4.724	4.706	4.686	4.665	4.621	4.578	4.541	4.508	4.478	4.450
100:12	4.720	4.701	4.681	4.659	4.613	4.568	4.529	4.494	4.463	4.434
100:13	4.717	4.697	4.676	4.653	4.605	4.558	4.517	4.481	4.449	4.418
100:14	4.713	4.693	4.671	4.647	4.597	4.548	4.505	4.468	4.434	4.402
100:15	4.710	4.689	4.666	4.641	4.589	4.538	4.493	4.454	4.419	4.386
100:16	4.707	4.685	4.660	4.635	4.581	4.528	4.482	4.441	4.404	4.370
100:17	4.703	4.680	4.655	4.629	4.573	4.518	4.470	4.428	4.390	4.354
100:18	4.700	4.676	4.650	4.623	4.565	4.508	4.458	4.414	4.375	4.338
100:19	4.696	4.672	4.645	4.616	4.557	4.498	4.446	4.401	4.360	4.322
100:20	4.693	4.668	4.640	4.610	4.548	4.488	4.434	4.388	4.346	4.306
100:21	4.690	4.664	4.635	4.604	4.540	4.478	4.423	4.374	4.331	4.291
100:22	4.686	4.659	4.630	4.598	4.532	4.468	4.411	4.361	4.316	4.275
100:23	4.683	4.655	4.625	4.592	4.524	4.457	4.399	4.348	4.302	4.259
100:24	4.680	4.651	4.620	4.586	4.516	4.447	4.387	4.334	4.287	4.243
100:25	4.676	4.647	4.614	4.580	4.508	4.437	4.376	4.321	4.272	4.227
100:26	4.673	4.643	4.609	4.574	4.500	4.427	4.364	4.308	4.258	4.211
100:27	4.669	4.638	4.604	4.568	4.492	4.417	4.352	4.295	4.243	4.195
100:28	4.666	4.634	4.599	4.562	4.484	4.407	4.340	4.281	4.228	4.179
Avg Life	13.843	10.368	8.015	6.413	4.498	3.476	2.908	2.545	2.290	2.094
Duration	9.136	7.350	6.050	5.092	3.824	3.072	2.621	2.322	2.106	1.938
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07	2/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

11:56:55 am March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A5	3,638,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	97:20

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
97:04	5.743	5.746	5.752	5.763	5.800	5.867	6.008	6.110	6.194
97:05	5.740	5.743	5.749	5.760	5.797	5.864	6.002	6.103	6.186
97:06	5.738	5.741	5.747	5.758	5.794	5.860	5.997	6.096	6.178
97:07	5.736	5.739	5.745	5.755	5.791	5.856	5.991	6.089	6.170
97:08	5.734	5.736	5.742	5.753	5.788	5.852	5.986	6.082	6.162
97:09	5.731	5.734	5.740	5.750	5.785	5.848	5.980	6.075	6.154
97:10	5.729	5.732	5.737	5.748	5.782	5.844	5.974	6.068	6.146
97:11	5.727	5.729	5.735	5.745	5.779	5.840	5.969	6.061	6.138
97:12	5.724	5.727	5.733	5.743	5.776	5.836	5.963	6.054	6.130
97:13	5.722	5.725	5.730	5.740	5.773	5.833	5.957	6.047	6.122
97:14	5.720	5.722	5.728	5.737	5.770	5.829	5.952	6.040	6.114
97:15	5.718	5.720	5.725	5.735	5.767	5.825	5.946	6.033	6.106
97:16	5.715	5.718	5.723	5.732	5.764	5.821	5.940	6.026	6.098
97:17	5.713	5.715	5.721	5.730	5.761	5.817	5.935	6.020	6.090
97:18	5.711	5.713	5.718	5.727	5.758	5.813	5.929	6.013	6.082
97:19	5.709	5.711	5.716	5.725	5.755	5.809	5.923	6.006	6.074
97:20	5.706	5.708	5.713	5.722	5.752	5.806	5.918	5.999	6.066
97:21	5.704	5.706	5.711	5.720	5.749	5.802	5.912	5.992	6.058
97:22	5.702	5.704	5.709	5.717	5.746	5.798	5.907	5.985	6.050
97:23	5.699	5.702	5.706	5.715	5.743	5.794	5.901	5.978	6.042
97:24	5.697	5.699	5.704	5.712	5.740	5.790	5.895	5.971	6.034
97:25	5.695	5.697	5.702	5.710	5.737	5.786	5.890	5.964	6.026
97:26	5.693	5.695	5.699	5.707	5.734	5.783	5.884	5.957	6.018
97:27	5.690	5.692	5.697	5.705	5.731	5.779	5.879	5.950	6.010
97:28	5.688	5.690	5.694	5.702	5.728	5.775	5.873	5.944	6.003
97:29	5.686	5.688	5.692	5.700	5.725	5.771	5.867	5.937	5.995
97:30	5.684	5.685	5.690	5.697	5.722	5.767	5.862	5.930	5.987
97:31	5.681	5.683	5.687	5.695	5.719	5.763	5.856	5.923	5.979
98:00	5.679	5.681	5.685	5.692	5.716	5.760	5.850	5.916	5.971
98:01	5.677	5.679	5.683	5.690	5.713	5.756	5.845	5.909	5.963
98:02	5.675	5.676	5.680	5.687	5.710	5.752	5.839	5.902	5.955
98:03	5.672	5.674	5.678	5.684	5.707	5.748	5.834	5.895	5.947
Avg Life	29.086	28.021	25.995	23.162	17.150	11.783	7.043	5.506	4.663
Duration	14.008	13.793	13.338	12.603	10.632	8.277	5.663	4.610	3.992
First Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07
Last Pay	1/33	1/33	1/33	1/33	1/33	1/33	7/11	3/09	2/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

11:57:13 am March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	100,141,715.00	4.12500	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.1250	03/31/03	30 year	6.27	358.00	300.0 PSA	100:10

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:26	4.147	4.142	4.138	4.138	4.138	4.135	4.130	4.126	4.122	4.119
99:27	4.143	4.136	4.130	4.130	4.130	4.127	4.120	4.115	4.110	4.105
99:28	4.138	4.130	4.123	4.123	4.123	4.119	4.110	4.104	4.098	4.092
99:29	4.134	4.124	4.116	4.116	4.116	4.111	4.101	4.093	4.085	4.079
99:30	4.129	4.118	4.108	4.108	4.108	4.103	4.091	4.082	4.073	4.066
99:31	4.125	4.112	4.101	4.101	4.101	4.095	4.081	4.070	4.061	4.052
100:00	4.121	4.107	4.094	4.094	4.094	4.086	4.072	4.059	4.049	4.039
100:01	4.117	4.101	4.087	4.087	4.087	4.078	4.062	4.048	4.037	4.026
100:02	4.112	4.095	4.079	4.079	4.079	4.070	4.052	4.037	4.025	4.013
100:03	4.108	4.089	4.072	4.072	4.072	4.062	4.043	4.026	4.012	3.999
100:04	4.104	4.083	4.065	4.065	4.065	4.054	4.033	4.015	4.000	3.986
100:05	4.099	4.077	4.058	4.058	4.058	4.046	4.023	4.005	3.988	3.973
100:06	4.095	4.071	4.050	4.050	4.050	4.038	4.014	3.994	3.976	3.960
100:07	4.091	4.065	4.043	4.043	4.043	4.030	4.004	3.983	3.964	3.947
100:08	4.086	4.060	4.036	4.036	4.036	4.022	3.994	3.972	3.952	3.933
100:09	4.082	4.054	4.029	4.029	4.029	4.014	3.985	3.961	3.940	3.920
100:10	4.078	4.048	4.021	4.021	4.021	4.006	3.975	3.950	3.927	3.907
100:11	4.073	4.042	4.014	4.014	4.014	3.998	3.965	3.939	3.915	3.894
100:12	4.069	4.036	4.007	4.007	4.007	3.990	3.956	3.928	3.903	3.881
100:13	4.065	4.030	4.000	4.000	4.000	3.982	3.946	3.917	3.891	3.868
100:14	4.060	4.024	3.993	3.993	3.993	3.974	3.936	3.906	3.879	3.854
100:15	4.056	4.019	3.985	3.985	3.985	3.966	3.927	3.895	3.867	3.841
100:16	4.052	4.013	3.978	3.978	3.978	3.958	3.917	3.884	3.855	3.828
100:17	4.048	4.007	3.971	3.971	3.971	3.950	3.907	3.873	3.843	3.815
100:18	4.043	4.001	3.964	3.964	3.964	3.942	3.898	3.862	3.831	3.802
100:19	4.039	3.995	3.957	3.957	3.957	3.934	3.888	3.851	3.819	3.789
100:20	4.035	3.989	3.949	3.949	3.949	3.926	3.879	3.840	3.807	3.776
100:21	4.030	3.984	3.942	3.942	3.942	3.918	3.869	3.829	3.794	3.763
100:22	4.026	3.978	3.935	3.935	3.935	3.910	3.859	3.818	3.782	3.749
100:23	4.022	3.972	3.928	3.928	3.928	3.902	3.850	3.808	3.770	3.736
100:24	4.018	3.966	3.921	3.921	3.921	3.894	3.840	3.797	3.758	3.723
100:25	4.013	3.960	3.914	3.914	3.914	3.886	3.831	3.786	3.746	3.710
Avg Life	9.306	6.381	5.000	5.000	5.000	4.437	3.570	3.099	2.780	2.541
Duration	7.207	5.304	4.297	4.297	4.297	3.868	3.218	2.833	2.563	2.357
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/22	5/17	8/16	8/16	8/16	1/33	7/11	3/09	2/08	7/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

11:58:32 am March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A8	45,898,285.00	6.60000	0	1.000000	1ML	1.4000	8.00000	-1.00000	8.00000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	6.6000	03/31/03	1ML30 year	6.27	358.00	300.0 PSA	11:00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
10:16	65.022	61.176	57.116	57.116	57.116	55.598	52.050	47.824	43.359
10:17	64.780	60.930	56.865	56.865	56.865	55.340	51.779	47.542	43.068
10:18	64.540	60.685	56.615	56.615	56.615	55.083	51.509	47.261	42.777
10:19	64.301	60.442	56.367	56.367	56.367	54.827	51.241	46.982	42.489
10:20	64.064	60.200	56.120	56.120	56.120	54.573	50.975	46.705	42.202
10:21	63.828	59.961	55.875	55.875	55.875	54.321	50.710	46.429	41.917
10:22	63.594	59.722	55.632	55.632	55.632	54.070	50.447	46.154	41.633
10:23	63.362	59.485	55.390	55.390	55.390	53.821	50.185	45.882	41.351
10:24	63.131	59.250	55.149	55.149	55.149	53.573	49.925	45.610	41.070
10:25	62.901	59.016	54.910	54.910	54.910	53.327	49.666	45.341	40.792
10:26	62.673	58.783	54.673	54.673	54.673	53.082	49.409	45.073	40.514
10:27	62.447	58.552	54.436	54.436	54.436	52.839	49.154	44.806	40.238
10:28	62.222	58.323	54.202	54.202	54.202	52.597	48.900	44.541	39.964
10:29	61.998	58.095	53.969	53.969	53.969	52.356	48.647	44.277	39.692
10:30	61.775	57.868	53.737	53.737	53.737	52.117	48.396	44.015	39.420
10:31	61.555	57.643	53.506	53.506	53.506	51.880	48.146	43.755	39.151
11:00	61.335	57.419	53.277	53.277	53.277	51.644	47.898	43.495	38.882
11:01	61.117	57.196	53.050	53.050	53.050	51.409	47.651	43.238	38.616
11:02	60.900	56.975	52.823	52.823	52.823	51.175	47.405	42.981	38.350
11:03	60.684	56.755	52.599	52.599	52.599	50.943	47.161	42.726	38.087
11:04	60.470	56.537	52.375	52.375	52.375	50.713	46.918	42.473	37.824
11:05	60.257	56.319	52.153	52.153	52.153	50.483	46.677	42.221	37.563
11:06	60.046	56.103	51.932	51.932	51.932	50.255	46.437	41.970	37.303
11:07	59.836	55.889	51.712	51.712	51.712	50.029	46.198	41.721	37.045
11:08	59.627	55.676	51.494	51.494	51.494	49.803	45.960	41.472	36.788
11:09	59.419	55.463	51.277	51.277	51.277	49.579	45.724	41.226	36.533
11:10	59.213	55.253	51.061	51.061	51.061	49.357	45.489	40.980	36.279
11:11	59.007	55.043	50.847	50.847	50.847	49.135	45.256	40.736	36.026
11:12	58.803	54.835	50.633	50.633	50.633	48.915	45.024	40.494	35.775
11:13	58.601	54.628	50.421	50.421	50.421	48.696	44.793	40.252	35.524
11:14	58.399	54.422	50.211	50.211	50.211	48.478	44.563	40.012	35.276
11:15	58.199	54.217	50.001	50.001	50.001	48.261	44.334	39.773	35.028
Avg Life	9.306	6.381	5.000	5.000	5.000	4.437	3.570	3.099	2.780
Duration	1.285	1.260	1.232	1.232	1.232	1.195	1.136	1.088	1.052
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/22	5/17	8/16	8/16	8/16	1133	7/11	3/09	2/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

9:34:45 pm March 20, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A13	10,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	98:22

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
98:06	5.682	5.697	5.721	5.776	6.133	6.300	6.459	6.594	6.717	6.82
98:07	5.680	5.694	5.717	5.772	6.121	6.284	6.439	6.572	6.691	6.80
98:08	5.677	5.691	5.714	5.767	6.108	6.267	6.420	6.549	6.666	6.77
98:09	5.675	5.688	5.710	5.762	6.096	6.251	6.400	6.526	6.640	6.74
98:10	5.672	5.685	5.707	5.757	6.083	6.235	6.380	6.503	6.615	6.71
98:11	5.669	5.682	5.703	5.753	6.071	6.219	6.360	6.481	6.589	6.69
98:12	5.667	5.679	5.700	5.748	6.058	6.203	6.341	6.458	6.564	6.66
98:13	5.664	5.676	5.696	5.743	6.045	6.186	6.321	6.435	6.539	6.63
98:14	5.661	5.673	5.693	5.739	6.033	6.170	6.301	6.413	6.513	6.60
98:15	5.659	5.670	5.689	5.734	6.020	6.154	6.282	6.390	6.488	6.57
98:16	5.656	5.667	5.686	5.729	6.008	6.138	6.262	6.367	6.463	6.55
98:17	5.654	5.664	5.683	5.725	5.995	6.122	6.242	6.345	6.437	6.52
98:18	5.651	5.661	5.679	5.720	5.983	6.105	6.223	6.322	6.412	6.49
98:19	5.648	5.658	5.676	5.715	5.970	6.089	6.203	6.299	6.387	6.46
98:20	5.646	5.656	5.672	5.711	5.958	6.073	6.183	6.277	6.361	6.43
98:21	5.643	5.653	5.669	5.706	5.945	6.057	6.164	6.254	6.336	6.41
98:22	5.641	5.650	5.665	5.701	5.933	6.041	6.144	6.232	6.311	6.38
98:23	5.638	5.647	5.662	5.697	5.920	6.025	6.124	6.209	6.285	6.35
98:24	5.635	5.644	5.658	5.692	5.908	6.009	6.105	6.186	6.260	6.32
98:25	5.633	5.641	5.655	5.687	5.895	5.992	6.085	6.164	6.235	6.30
98:26	5.630	5.638	5.652	5.683	5.883	5.976	6.066	6.141	6.210	6.27
98:27	5.628	5.635	5.648	5.678	5.870	5.960	6.046	6.119	6.184	6.24
98:28	5.625	5.632	5.645	5.673	5.858	5.944	6.026	6.096	6.159	6.21
98:29	5.622	5.629	5.641	5.669	5.845	5.928	6.007	6.074	6.134	6.19
98:30	5.620	5.626	5.638	5.664	5.833	5.912	5.987	6.051	6.109	6.16
98:31	5.617	5.624	5.634	5.659	5.821	5.896	5.968	6.029	6.084	6.13
99:00	5.615	5.621	5.631	5.655	5.808	5.880	5.948	6.006	6.059	6.10
99:01	5.612	5.618	5.627	5.650	5.796	5.864	5.929	5.984	6.033	6.07
99:02	5.609	5.615	5.624	5.645	5.783	5.848	5.909	5.961	6.008	6.05
99:03	5.607	5.612	5.621	5.641	5.771	5.832	5.890	5.939	5.983	6.02
99:04	5.604	5.609	5.617	5.636	5.758	5.816	5.870	5.916	5.958	5.99
99:05	5.602	5.606	5.614	5.632	5.746	5.800	5.851	5.894	5.933	5.96
Avg Life	21.437	17.521	13.615	9.585	2.853	2.144	1.741	1.503	1.337	1.21
Duration	12.081	10.801	9.154	6.755	2.523	1.953	1.606	1.395	1.247	1.13
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	9/28	8/25	6/22	5/21	8/16	8/06	10/05	5/05	2/05	12/0

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M303B   30 year   5.0

12:16:52 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	25,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	03/31/03	30 year	5.74	178.63	325.0 PSA	101:19

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 800
101:03	4.808	4.782	4.728	4.657	4.614	4.558	4.447	4.393
101:04	4.803	4.776	4.721	4.649	4.605	4.547	4.434	4.379
101:05	4.797	4.770	4.714	4.640	4.596	4.536	4.421	4.365
101:06	4.792	4.764	4.707	4.632	4.586	4.526	4.408	4.351
101:07	4.787	4.759	4.700	4.623	4.577	4.515	4.395	4.337
101:08	4.782	4.753	4.693	4.615	4.568	4.505	4.382	4.323
101:09	4.776	4.747	4.686	4.606	4.558	4.494	4.369	4.309
101:10	4.771	4.741	4.679	4.598	4.549	4.484	4.356	4.295
101:11	4.766	4.736	4.672	4.590	4.539	4.473	4.343	4.281
101:12	4.761	4.730	4.665	4.581	4.530	4.462	4.330	4.267
101:13	4.755	4.724	4.658	4.573	4.521	4.452	4.318	4.253
101:14	4.750	4.718	4.651	4.564	4.511	4.441	4.305	4.239
101:15	4.745	4.712	4.644	4.556	4.502	4.431	4.292	4.225
101:16	4.740	4.707	4.637	4.547	4.493	4.420	4.279	4.210
101:17	4.735	4.701	4.630	4.539	4.483	4.410	4.266	4.196
101:18	4.729	4.695	4.624	4.531	4.474	4.399	4.253	4.182
101:19	4.724	4.689	4.617	4.522	4.465	4.389	4.240	4.168
101:20	4.719	4.684	4.610	4.514	4.456	4.378	4.227	4.154
101:21	4.714	4.678	4.603	4.505	4.446	4.368	4.214	4.140
101:22	4.709	4.672	4.596	4.497	4.437	4.357	4.202	4.126
101:23	4.703	4.666	4.589	4.489	4.428	4.347	4.189	4.112
101:24	4.698	4.661	4.582	4.480	4.418	4.336	4.176	4.098
101:25	4.693	4.655	4.575	4.472	4.409	4.326	4.163	4.084
101:26	4.688	4.649	4.568	4.464	4.400	4.315	4.150	4.071
101:27	4.683	4.643	4.562	4.455	4.391	4.305	4.137	4.057
101:28	4.677	4.638	4.555	4.447	4.381	4.294	4.125	4.043
101:29	4.672	4.632	4.548	4.438	4.372	4.284	4.112	4.029
101:30	4.667	4.626	4.541	4.430	4.363	4.273	4.099	4.015
101:31	4.662	4.621	4.534	4.422	4.354	4.263	4.086	4.001
102:00	4.657	4.615	4.527	4.413	4.344	4.253	4.073	3.987
102:01	4.651	4.609	4.520	4.405	4.335	4.242	4.061	3.973
102:02	4.646	4.603	4.513	4.397	4.326	4.232	4.048	3.959
Avg Life	7.513	6.678	5.391	4.287	3.806	3.308	2.632	2.395
Duration	5.883	5.322	4.437	3.648	3.292	2.914	2.380	2.186
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	4/18	4/18	4/18	4/18	4/18	4/18	3/18	3/18

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

 UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303E   30 year   6.3

12:00:59 pm March 18, 2003

Chris Hackel chackel@jacana

cmoproj.558

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	50,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.59	170.00	325.0 PSA	102:04

Price	PSA 50	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 700	PSA 900
101:20	5.204	5.163	5.075	4.956	4.881	4.777	4.562	4.341
101:21	5.198	5.157	5.067	4.947	4.870	4.765	4.547	4.323
101:22	5.192	5.150	5.060	4.937	4.860	4.753	4.532	4.304
101:23	5.187	5.144	5.052	4.928	4.849	4.741	4.516	4.285
101:24	5.181	5.138	5.045	4.919	4.839	4.729	4.501	4.267
101:25	5.176	5.132	5.038	4.909	4.828	4.717	4.486	4.248
101:26	5.170	5.126	5.030	4.900	4.818	4.705	4.471	4.229
101:27	5.165	5.120	5.023	4.891	4.808	4.693	4.455	4.211
101:28	5.159	5.114	5.015	4.882	4.797	4.681	4.440	4.192
101:29	5.154	5.108	5.008	4.872	4.787	4.669	4.425	4.173
101:30	5.148	5.101	5.000	4.863	4.776	4.657	4.410	4.155
101:31	5.143	5.095	4.993	4.854	4.766	4.645	4.394	4.136
102:00	5.137	5.089	4.985	4.845	4.756	4.633	4.379	4.118
102:01	5.132	5.083	4.978	4.835	4.745	4.621	4.364	4.099
102:02	5.127	5.077	4.971	4.826	4.735	4.609	4.349	4.081
102:03	5.121	5.071	4.963	4.817	4.725	4.598	4.334	4.062
102:04	5.116	5.065	4.956	4.808	4.714	4.586	4.318	4.043
102:05	5.110	5.059	4.948	4.799	4.704	4.574	4.303	4.025
102:06	5.105	5.053	4.941	4.789	4.694	4.562	4.288	4.006
102:07	5.099	5.047	4.934	4.780	4.683	4.550	4.273	3.988
102:08	5.094	5.040	4.926	4.771	4.673	4.538	4.258	3.969
102:09	5.088	5.034	4.919	4.762	4.663	4.526	4.243	3.951
102:10	5.083	5.028	4.911	4.753	4.652	4.514	4.228	3.932
102:11	5.077	5.022	4.904	4.743	4.642	4.502	4.212	3.914
102:12	5.072	5.016	4.897	4.734	4.632	4.490	4.197	3.895
102:13	5.066	5.010	4.889	4.725	4.621	4.479	4.182	3.877
102:14	5.061	5.004	4.882	4.716	4.611	4.467	4.167	3.859
102:15	5.055	4.998	4.874	4.707	4.601	4.455	4.152	3.840
102:16	5.050	4.992	4.867	4.698	4.590	4.443	4.137	3.822
102:17	5.045	4.986	4.860	4.688	4.580	4.431	4.122	3.803
102:18	5.039	4.980	4.852	4.679	4.570	4.419	4.107	3.785
102:19	5.034	4.974	4.845	4.670	4.560	4.408	4.092	3.767
Avg Life	7.182	6.335	5.027	3.900	3.409	2.900	2.209	1.773
Duration	5.563	5.001	4.108	3.306	2.943	2.556	2.007	1.644
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/17	5/17	5/17	5/17	5/17	5/17	5/17	1/10

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.